CALVERT IMPACT FUND, INC.
Calvert Global Alternative Energy Fund

Statement of Additional Information dated May 31, 2007
Date of Supplement: July 31, 2007

Effective July 31, 2007, Calvert Global Alternative Energy Fund offers Class C shares.  Please note the following changes to the Statement of Additional Information:

Delete the second sentence of the first paragraph under "Administrative Services Agent" on page 26 of the Statement of Additional Information and replace with the following:

For providing such services, CASC receives an annual administrative service fee payable monthly (as a percentage of net assets) of 0.35% of the average daily net assets of Classes A and C; and 0.15% for Class I of the Fund.

Delete the second paragraph under "Method of Distribution" on page 26 of the Statement of Additional Information and replace with the following:

Pursuant to Rule 12b-1 under the 1940 Act, the Fund has adopted Distribution Plans (the "Plans"), which permit the Fund to pay certain expenses associated with the distribution and servicing of shares. Such expenses for Class A shares may not exceed, on an annual basis, 0.50% of the Fund’s average daily net assets.   Expenses under the Fund’s Class C Plan may not exceed, on an annual basis, 1.00% of the Fund’s average daily net assets.  Class I has no Plan.  The Class A Plan reimburses CDI only for expenses it incurs, while the Class C Plan compensates CDI at a set rate regardless of CDI's expenses.  Plan expenses may be spent for advertising, printing and mailing of prospectuses to persons who are not already Fund shareholders, and compensation to broker/dealers, underwriters, and salespersons.

Delete the first sentence of the fourth paragraph under "Method of Distribution" on page 27 of the Statement of Additional Information and replace with the following:

The Plans may be terminated by vote of a majority of the disinterested Directors who have no direct or indirect financial interest in the Plans, or by vote of a majority of the outstanding shares of the affected class of the Fund.

Delete the fifth sentence of the first paragraph under "General Information" on page 31 of the Statement of Additional Information and replace with the following:

The Fund offers three separate classes of shares: Class A, Class C and Class I.

Under "Control Persons and Principal Holders of Securities" on page 32 of the Statement of Additional Information, add the following sentence at the end of the section:

  As of July 31, 2007, Calvert Distributors, Inc. was the record owner of 100% of Class C Shares of the Fund.